UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number   811-04670

DWS Global/International Fund, Inc.
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
(Name and Address of Agent for Service)

Date of fiscal year end:                                           10/31

Date of reporting period:                                        10/31/2010

ITEM 1.	REPORT TO STOCKHOLDERS

OCTOBER 31, 2010 Annual Report to Shareholders

DWS Global Bond Fund

Contents
4 Performance Summary
7 Information About Your Fund's Expenses
9 Portfolio Management Review
14 Portfolio Summary
16 Investment Portfolio
24 Statement of Assets and Liabilities
26 Statement of Operations
27 Statement of Changes in Net Assets
28 Financial Highlights
32 Notes to Financial Statements
44 Report of Independent Registered Public Accounting Firm
45 Tax Information
46 Investment Management Agreement Approval
51 Summary of Management Fee Evaluation by Independent Fee Consultant
55 Board Members and Officers
59 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary October 31, 2010
Average Annual Total Returns as of 10/31/10
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	6.53%	7.73%	6.76%	6.79%
Class B	5.66%	6.93%	5.93%	5.94%
Class C	5.74%	6.94%	5.96%	5.95%
Adjusted for the Maximum Sales Charge
Class A (max 4.50% load)	1.73%	6.09%	5.78%	6.30%
Class B (max 4.00% CDSC)	2.66%	6.34%	5.77%	5.94%
Class C (max 1.00% CDSC)	5.74%	6.94%	5.96%	5.95%
No Sales Charges
Class S	6.73%	8.02%	7.05%	7.06%
Barclays Capital Global Aggregate Bond Index+	6.89%	7.23%	7.28%	7.50%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 1, 2010 are 1.21%, 2.06%, 1.95% and 0.91% for Class A, Class B, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class A, B and C shares for the period prior to their inception on June 18, 2001 are derived from the historical performance of Class S shares of DWS Global Bond Fund during such period and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Global Bond Fund — Class A [] Barclays Capital Global Aggregate Bond Index+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

+ Barclays Capital Global Aggregate Bond Index is an unmanaged, broad-based, global investment-grade fixed-income measure comprised of three component indices, the U.S. Aggregate Index, the Pan-European Aggregate Index and the Asian-Pacific Aggregate Index.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S
Net Asset Value: 10/31/10	$10.86	$10.87	$10.86	$10.85
10/31/09	$10.55	$10.56	$10.55	$10.55
Distribution Information: Twelve Months as of 10/31/10: Income Dividends	$.36	$.27	$.28	$.39
October Income Dividend	$.0276	$.0200	$.0208	$.0300
SEC 30-day Yield as of 10/31/10++	1.95%	1.04%	1.31%	2.28%
Current Annualized Distribution Rate as of 10/31/10++	3.05%	2.21%	2.30%	3.32%

++ The SEC yield is net investment income per share earned over the month ended October 31, 2010, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2010. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Lipper Rankings — Global Income Funds Category as of 10/31/10
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	128	of	160	80
3-Year	30	of	112	27
5-Year	41	of	99	41
Class B 1-Year	142	of	160	89
3-Year	44	of	112	39
5-Year	64	of	99	64
Class C 1-Year	140	of	160	87
3-Year	43	of	112	39
5-Year	62	of	99	62
Class S 1-Year	125	of	160	78
3-Year	27	of	112	24
5-Year	35	of	99	35
10-Year	29	of	59	49

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2010 to October 31, 2010).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment for the six months ended October 31, 2010
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 5/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/10	$1,079.30	$1,075.80	$1,075.30	$1,080.80
Expenses Paid per $1,000*	$5.97	$10.41	$9.83	$4.67
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 5/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/10	$1,019.46	$1,015.17	$1,015.73	$1,020.72
Expenses Paid per $1,000*	$5.80	$10.11	$9.55	$4.53

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Global Bond Fund	1.14%	1.99%	1.88%	.89%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Global Bond Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Global Bond Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name of the US asset management activities of Deutsche Bank AG and DIMA, representing a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

Portfolio Management Team

Kenneth R. Bowling, CFA

Jamie Guenther, CFA

John Brennan

Bruce Harley, CFA, CEBS

J. Richard Robben, CFA

David Vignolo

J. Kevin Horsley, CFA, CPA

Stephen Willer, CFA

Portfolio Managers

Market Overview and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

The past year was characterized by a very favorable investment backdrop for the world bond markets, leading to positive performance for virtually all segments of the asset class. Persistent weakness in the industrialized economies raised fears of a possible double-dip recession, fueling a "flight to quality" that benefited developed government bond markets worldwide. In the United States, for example, the yield on the 10-year Treasury note fell from 3.41% to 2.63% as its price rose. This low-rate environment, in turn, prompted investors to move into higher-risk market segments in order to generate a meaningful yield in their portfolios. The result was strong performance across the full range of asset classes, including domestic high-yield and investment-grade issues, emerging- markets debt, and the various types of mortgage-backed securities.1 The one notable exception to this positive story was the smaller developed markets in Europe, where concerns about potentially unmanageable debt levels weighed heavily on performance. Nevertheless, the fund's benchmark, the Barclays Capital Global Aggregate Bond Index, finished the year with a strong total return of 6.89%.2

The favorable performance of the global fixed-income markets helped the fund's Class A shares generate a positive return of 6.53% during the annual period. However, the fund underperformed both the benchmark and the 9.62% average return of the funds in its Lipper peer group, Global Income Funds.3 The fund remains ahead of its benchmark for the 3-year period ended October 31, 2010, and it has outpaced the peer group average in both the 3- and 5-year intervals ended on the same date. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and for more complete performance information.)

Positive and Negative Contributors to Performance

The primary cause of the fund's shortfall relative to its benchmark and peers was its underweight positions in three key government bond markets: the United States, Germany and Japan.4 In all cases, we saw absolute yield levels as being extremely low, and we felt that government bonds were too richly valued. Nevertheless, all three gained ground as concerns about global growth and the uncertainty related to the European debt crisis caused investors to seek the relative safety of the major markets.

We believe that yields in these areas remain unattractive following their declines of the past year. At the close of the period, yields on the 10-year bonds of the three countries stood at 2.63%, 2.52% and 0.94%, respectively. We therefore remain underweight in these markets in favor of more attractive opportunities elsewhere. For example, we used a portion of the funds made available through our underweight in German bunds (German government bonds) to invest in Poland and Serbia, where the benchmark yields stood at 5.67% and 6.75% as of October 31, 2010. We continue to like the opportunities presented by the higher-yielding markets outside of the Group of Seven (G7) nations, particularly in South America and Eastern Europe.5 We also used our underweight in the United States to fund a position in Canada, which has a sound monetary policy and is in much better fiscal shape than the US. Both the fund's emerging-market positions and its weighting in Canada proved helpful to performance during the past year.

Three other factors had a negative impact on the fund's 12-month performance results. First was our positioning in currencies, where we held an underweight in the Japanese yen. We see the currency as being extremely rich in comparison to the other major markets, yet it continued to strengthen due to both the flight-to-quality trade and investors' concerns about the impact the US Federal Reserve Board's (the Fed's) accommodative policies would have on the value of the US dollar. We remain underweight in the yen, as we see it as being even more richly valued following its rally of the past six months. Additionally, the Bank of Japan has already intervened in the market once to stem the rise in the yen — since a strong currency dampens economic growth — and it may do so again. We believe this indicates the potential risk of having too much yen exposure at this juncture.

The second factor was our position in bonds issued by Argentina. Argentina lagged the broader sector due to the market's unfavorable reception to its debt restructuring plan. We retain a small position in Argentina based on its surprisingly positive economic data in recent months and government statements that any new bond issuance will be in 2011 at the earliest. Also weighing on our return was a specific position in our high-yield segment: the bonds issued by the pharmacy/retailer Rite Aid Corp. We thought the company would experience an earnings recovery, and when this didn't pan out, its bonds fell in price. We have since sold out of the position.

Although our holding in Rite Aid's debt was a negative for performance, our overall positioning in high yield made a significant contribution to the fund's return. High-yield bonds, as measured by the Credit Suisse High Yield Index, returned 18.47% and strongly outperformed the 6.89% return of the fund's benchmark.6 High-yield bonds were boosted both by investors' thirst for yield and several positive developments specific to the asset class, including a plummeting default rate and the strengthening balance sheets of high-yield companies. A notable individual contributor was Ford Motor Co., which benefited from rising sales, increased market share and declining debt, all of which set the stage of an upgrade to its credit rating.

Domestic investment-grade corporate issues also outpaced the benchmark by a wide margin, reflecting the same positive factors that boosted high yield. We held an overweight in this sector based on our belief that yields were very attractive relative both to the potential risks and to other areas of the market and — as was the case with high yield — this positioning added to performance.

Wrapping up our discussion of performance, one other element of our positioning proved to be helpful to our return: an underweight in the troubled smaller markets in Europe. Portugal, Ireland, Italy, Greece and Spain underperformed on concerns about the impact their poor government finances would ultimately have on their debt markets. While we hold a position in Ireland and have been invested in Greece on and off, on a net basis we held an underweight in the smaller European markets throughout the year. This positioning helped shield the fund from the full impact of their underperformance.

We use derivatives both to hedge unwanted currency exposures and to take desired positions in foreign currencies. On balance, our currency investments were a detractor to performance over the year, and some but not all or those positions were taken using derivatives. We also use derivatives to manage the interest rate risk of the fund. In some cares we are hedging away existing risk, and in others we are investing in new positions. While the bulk of our derivative activity in the interest rates area is hedging, our hedging strategy proved unproductive given that rates fell during the period.

Outlook and Positioning

The fund's positioning reflects our view that the global economy will "muddle through" in the next 12-15 months. While we do not expect a robust recovery, we also do not expect a double-dip recession. Accordingly, we do not foresee rates staging a sustained move in either direction. With limited opportunities for capital appreciation, we expect investors will continue to gravitate toward the higher coupons available in high-yield, investment-grade corporates and the emerging markets.7,8

1 Mortgage-backed securities (MBS) are bonds that are secured by mortgage debt.

2 The Barclays Capital Global Aggregate Bond Index is an unmanaged, broad-based, global investment-grade fixed-income measure comprised of three component indices, the US Aggregate Index, the Pan-European Aggregate Index and the Asian-Pacific Aggregate Index. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

3 The Lipper Global Income Funds category — funds that invest primarily in US dollar and non-US dollar debt securities of issuers located in at least three countries, one of which may be the United States. For the 1-, 3- and 5-year periods, this category's average return was 9.62% (160 funds), 6.05% (112 funds) and 6.13% (99 funds), respectively, as of 10/31/10. Category returns assume reinvestment of dividends. It is not possible to invest directly in a Lipper category.

4 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

5 The Group of Seven (G7) is an economic and political group of the seven largest developed countries. The group includes: Canada, France, Germany, Italy, Japan, the United Kingdom and the United States.

6 The Credit Suisse High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

7 A derivative is a financial arrangement that derives its value from a traditional security, such as a stock or bond, asset or index.

8 Coupon — The interest rate on a bond the issuer (in the case of mortgage-backed securities, the government) promises to pay to the holder of the bond until maturity, expressed as an annual percentage of face value. As an example, a bond with a 10% coupon would pay $100 on $1,000 of the face amount each year.

Portfolio Summary
Geographical Exposure (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	10/31/10	10/31/09

US	41%	33%
Japan	16%	14%
Germany	6%	6%
Poland	5%	0%
United Kingdom	4%	5%
Canada	4%	4%
Netherlands	4%	7%
France	3%	6%
Italy	3%	4%
Austria	2%	2%
Other	12%	19%
	100%	100%

Asset Allocation (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	10/31/10	10/31/09

Sovereign Bonds	47%	56%
Mortgage-Backed Securities Pass-Throughs	16%	12%
Financials	14%	16%
Consumer Discretionary	6%	2%
Commercial Mortgage-Backed Securities	3%	3%
Telecommunication Services	3%	2%
Health Care	2%	1%
Consumer Staples	2%	2%
Materials	1%	1%
Municipal Bonds and Notes	1%	—
Industrials	1%	1%
Energy	1%	2%
Utilities	1%	—
Collateralized Mortgage Obligations	1%	—
US Treasury Obligations	1%	1%
Asset-Backed	0%	1%
	100%	100%

Interest Rate Sensitivity	10/31/10	10/31/09

Effective Maturity	7.5 years	8.0 years
Effective Duration	5.2 years	6.1 years

Effective maturity is the weighted average of the bonds held by the Fund taking into consideration any maturity shortening features.

Effective duration is the measurable change in the value of a security in response to a change in interest rates.

Geographical exposure, asset allocation and interest rate sensitivity are subject to change.
Currency Exposure* (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	10/31/10	10/31/09

United States Dollar	48%	37%
Euro	21%	36%
Japanese Yen	16%	19%
Australian Dollar	3%	1%
Canadian Dollar	3%	3%
British Pound	3%	3%
Norwegian Krone	2%	—
Polish Zloty	1%	—
Mexican Peso	1%	—
South Korean Won	1%	—
Swiss Franc	1%	—
Swedish Krona	—	1%
	100%	100%

Quality (Excludes Securities Lending Collateral)	10/31/10	10/31/09

US Government and Agencies	16%	12%
AAA	21%	33%
AA	19%	21%
A	14%	12%
BBB	14%	10%
BB	6%	7%
B	6%	3%
CCC or below	—	2%
Not Rated	4%	—
	100%	100%

* Currency exposure after taking into account the effects of currency futures and forward contracts.

Currency exposure and quality are subject to change.

The quality ratings represent the lower of Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk and is subject to change.

For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of October 31, 2010
		Principal Amount ($)(a)	Value ($)

Bonds 104.2%
Argentina 0.9%
Republic of Argentina, 8.28%, 12/31/2033 (Cost $1,179,145)		1,541,792	1,462,390
Austria 1.7%
Republic of Austria, 144A, 4.0%, 9/15/2016 (Cost $2,264,822)	EUR	1,740,000	2,647,583
Bermuda 0.8%
Qtel International Finance Ltd., 144A, 5.0%, 10/19/2025		935,000	902,787
Weatherford International Ltd., 5.125%, 9/15/2020		385,000	403,050
(Cost $1,309,745)			1,305,837
Canada 4.2%
Government of Canada:
4.25%, 6/1/2018	CAD	3,500,000	3,844,612
5.0%, 6/1/2014	CAD	1,990,000	2,174,776
Series WL43, 5.75%, 6/1/2029	CAD	590,000	769,262
(Cost $5,537,964)			6,788,650
Chile 0.9%
Corporacion Nacional del Cobre — Codelco, REG S, 7.5%, 1/15/2019 (Cost $1,283,846)		1,150,000	1,450,621
El Salvador 0.0%
Republic of El Salvador, REG S, 8.25%, 4/10/2032 (Cost $21,032)		20,000	23,725
France 3.4%
Government of France, 4.25%, 10/25/2023 (Cost $4,660,833)	EUR	3,480,000	5,441,051
Germany 6.0%
Federal Republic of Germany:
Series 09, 3.25%, 1/4/2020	EUR	1,000,000	1,479,066
Series 08, 4.75%, 7/4/2040	EUR	750,000	1,389,176
Kreditanstalt fuer Wiederaufbau, 0.75%, 3/22/2011	JPY	546,000,000	6,800,153
(Cost $7,770,778)			9,668,395
Hungary 0.2%
Republic of Hungary, 6.25%, 1/29/2020 (Cost $332,534)		333,000	366,209
Indonesia 0.8%
Republic of Indonesia:
REG S, 6.875%, 1/17/2018		700,000	844,410
REG S, 8.5%, 10/12/2035		355,000	513,863
(Cost $1,094,172)			1,358,273
Ireland 0.8%
Allied Irish Banks PLC, 12.5%, 6/25/2019	EUR	500,000	608,984
Governor & Co. of the Bank of Ireland, 10.0%, 2/12/2020	EUR	500,000	661,105
(Cost $1,326,768)			1,270,089
Italy 3.0%
Buoni Poliennali Del Tesoro:
4.0%, 2/1/2017	EUR	1,100,000	1,603,105
5.25%, 8/1/2017	EUR	1,060,000	1,649,984
6.0%, 5/1/2031	EUR	450,000	731,179
6.5%, 11/1/2027	EUR	460,000	782,250
(Cost $4,460,842)			4,766,518
Japan 17.0%
Government of Japan:
Series 256, 1.4%, 12/20/2013	JPY	642,000,000	8,279,566
Series 297, 1.4%, 12/20/2018	JPY	1,030,000,000	13,583,853
Series 64, 1.9%, 9/20/2023	JPY	55,000,000	732,887
Series 73, 2.0%, 12/20/2024	JPY	83,000,000	1,107,051
Series 74, 2.1%, 12/20/2024	JPY	202,000,000	2,726,287
Series 32, 2.3%, 3/20/2040	JPY	75,000,000	1,000,211
(Cost $20,723,342)			27,429,855
Kazakhstan 0.1%
KazMunaiGaz Finance Sub BV, Series 1, REG S, 8.375%, 7/2/2013 (Cost $157,468)		170,000	186,788
Liberia 0.8%
Royal Caribbean Cruises Ltd., 7.25%, 6/15/2016 (Cost $1,106,875)		1,100,000	1,199,000
Lithuania 1.2%
Republic of Lithuania:
REG S, 5.125%, 9/14/2017		1,000,000	1,022,500
REG S, 6.75%, 1/15/2015		800,000	888,000
(Cost $1,814,202)			1,910,500
Luxembourg 1.2%
ArcelorMittal, 6.125%, 6/1/2018		500,000	546,827
European Investment Bank, 4.875%, 9/7/2016	GBP	750,000	1,354,737
(Cost $1,964,702)			1,901,564
Morocco 0.5%
Kingdom of Morocco, REG S, 4.5%, 10/5/2020 (Cost $864,579)	EUR	625,000	854,739
Netherlands 4.0%
Government of Netherlands, 4.5%, 7/15/2017	EUR	3,570,000	5,647,404
Majapahit Holding BV, REG S, 7.75%, 10/17/2016		350,000	414,633
PACCAR Financial Europe BV, 5.125%, 5/19/2011	EUR	250,000	352,471
(Cost $5,932,927)			6,414,508
Norway 0.4%
DnB NOR Bank ASA, 4.75%, 3/28/2011 (Cost $509,700)	EUR	400,000	563,793
Panama 0.4%
Republic of Panama:
5.2%, 1/30/2020		425,000	482,375
6.7%, 1/26/2036		120,000	150,780
(Cost $568,700)			633,155
Poland 4.8%
Republic of Poland:
3.875%, 7/16/2015		275,000	291,771
Series 1019, 5.5%, 10/25/2019	PLN	20,000,000	6,949,461
6.375%, 7/15/2019		440,000	531,722
(Cost $7,095,180)			7,772,954
Portugal 0.4%
Portugal Obrigacoes do Tesouro, 4.35%, 10/16/2017 (Cost $642,971)	EUR	440,000	579,660
Russia 0.8%
Russian Federation, 144A, 5.0%, 4/29/2020 (Cost $1,269,600)		1,200,000	1,249,200
Serbia 0.3%
Republic of Serbia, REG S, 6.75%, 11/1/2024 (Cost $498,703)		507,500	502,425
South Africa 0.2%
Republic of South Africa, 6.875%, 5/27/2019 (Cost $205,000)		200,000	247,250
Spain 1.0%
Santander International Debt SA, 5.625%, 2/14/2012	EUR	450,000	649,574
Santander US Debt SA Unipersonal, 144A, 3.781%, 10/7/2015		1,000,000	1,005,749
(Cost $1,700,915)			1,655,323
Sri Lanka 0.5%
Republic of Sri Lanka, 144A, 6.25%, 10/4/2020 (Cost $861,609)		825,000	856,969
Sweden 0.6%
Government of Sweden, Series 1046, 5.5%, 10/8/2012 (Cost $1,002,429)	SEK	6,000,000	966,338
United Kingdom 4.5%
Aviva PLC, 5.7%, 9/29/2049	EUR	450,000	588,731
Barclays Bank PLC, Series 169, 4.25%, 10/27/2011	EUR	150,000	214,592
Lloyds TSB Bank PLC, Series 2, 3.75%, 11/17/2011	EUR	400,000	571,341
Royal Bank of Scotland PLC, 144A, 4.875%, 8/25/2014		860,000	920,446
United Kingdom Treasury Bonds:
4.75%, 12/7/2038	GBP	1,000,000	1,763,548
5.0%, 3/7/2025	GBP	1,765,000	3,247,225
(Cost $7,304,191)			7,305,883
United States 42.8%
AMC Entertainment, Inc., 8.75%, 6/1/2019		1,200,000	1,285,500
American Express Co., 7.0%, 3/19/2018		1,099,000	1,320,064
American Tower Corp., 5.05%, 9/1/2020		1,100,000	1,148,413
Anheuser-Busch InBev Worldwide, Inc., 144A, 7.75%, 1/15/2019		600,000	775,894
Banc of America Commercial Mortgage, Inc., "A4", Series 2007-4, 5.741%**, 2/10/2051		950,000	1,018,812
Bank of America Corp., 5.75%, 12/1/2017		450,000	476,937
California, University Revenues, Build America Bonds, 5.946%, 5/15/2045		355,000	347,449
CBS Corp., 5.9%, 10/15/2040		605,000	585,978
Citigroup, Inc., 5.375%, 8/9/2020		1,300,000	1,368,210
Citigroup/Deutsche Bank Commercial Mortgage Trust, "A4", Series 2006-CD2, 5.348%**, 1/15/2046		1,000,000	1,081,414
Comcast Corp., 5.15%, 3/1/2020		450,000	494,938
Crown Castle Towers LLC, 144A, 4.883%, 8/15/2020		350,000	356,566
CSX Corp.:
6.15%, 5/1/2037		300,000	325,706
6.25%, 3/15/2018		800,000	947,692
CVS Caremark Corp., 6.125%, 9/15/2039		700,000	754,351
DCP Midstream LLC, 144A, 9.75%, 3/15/2019		410,000	542,976
DIRECTV Holdings LLC:
5.875%, 10/1/2019		375,000	427,136
6.35%, 3/15/2040		786,000	838,794
Discover Bank, 8.7%, 11/18/2019		1,190,000	1,440,155
Discovery Communications LLC, 5.05%, 6/1/2020		850,000	936,045
DTE Energy Co., 7.625%, 5/15/2014		167,000	198,563
Exopack Holding Corp., 11.25%, 2/1/2014		420,000	436,800
Express Scripts, Inc.:
6.25%, 6/15/2014		425,000	489,874
7.25%, 6/15/2019		1,030,000	1,285,541
FDIC Structured Sale Guaranteed Notes, "1A", Series 2010-S1, 144A, 0.805%**, 2/25/2048		1,054,215	1,056,252
Federal National Mortgage Association:
3.5%, 4/1/2025 (b)		4,500,000	4,656,797
4.0%, with various maturities from 5/1/2039 until 9/1/2040 (b)		6,740,573	6,956,339
4.5%, 3/1/2023		1,022,150	1,097,574
5.0%, 8/1/2040		2,985,540	3,169,687
5.5%, 3/1/2039		3,564,748	3,838,788
6.0%, 10/1/2035 (b)		3,500,000	3,800,781
6.5%, 10/1/2034 (b)		1,250,000	1,379,297
FirstEnergy Solutions Corp., 6.8%, 8/15/2039		489,000	492,205
Ford Credit Auto Owner Trust:
"A3", Series 2009-B, 2.79%, 8/15/2013		487,348	495,002
"B", Series 2007-B, 5.69%, 11/15/2012		250,000	262,554
Ford Motor Credit Co., LLC, 8.0%, 6/1/2014		1,600,000	1,791,344
Frontier Communications Corp., 8.125%, 10/1/2018		1,000,000	1,140,000
Government National Mortgage Association:
4.5%, 6/1/2039 (b)		1,600,000	1,696,625
7.0%, with various maturities from 1/15/2029 until 2/15/2029		86,358	96,384
HCA, Inc., 9.25%, 11/15/2016		810,000	876,825
Home Depot, Inc., 5.4%, 9/15/2040		375,000	365,208
JPMorgan Chase Commercial Mortgage Securities Corp., "A4", Series 2006-LDP7, 5.872%**, 4/15/2045		1,200,000	1,331,411
Kentucky, Asset/Liability Commission, General Fund Revenue, 3.165%, 4/1/2018		1,075,000	1,088,072
Kraft Foods, Inc., 5.375%, 2/10/2020		970,000	1,086,754
Kroger Co., 5.4%, 7/15/2040		350,000	347,408
LB-UBS Commercial Mortgage Trust:
"A3", Series 2006-C7, 5.347%, 11/15/2038		700,000	750,293
"A4", Series 2007-C6, 5.858%**, 7/15/2040		1,200,000	1,275,981
Levi Strauss & Co., 144A, 7.625%, 5/15/2020		643,000	676,757
Medco Health Solutions, Inc., 7.125%, 3/15/2018		1,000,000	1,228,765
MGM Resorts International, 144A, 9.0%, 3/15/2020		750,000	820,312
Nashville & Davidson County, TN, Metropolitan Government, Convention Center Authority Revenue, Build America Bonds, Series B, 6.731%, 7/1/2043		400,000	417,604
NBC Universal, Inc., 144A, 5.95%, 4/1/2041		430,000	439,145
Norcraft Companies LP, 10.5%, 12/15/2015		700,000	747,250
Nuveen Investments, Inc., 10.5%, 11/15/2015		450,000	470,250
Prudential Financial, Inc., 7.375%, 6/15/2019		130,000	157,569
Qwest Communications International, Inc., 8.0%, 10/1/2015		750,000	815,625
Raytheon Co., 3.125%, 10/15/2020		400,000	392,436
Reliance Holdings USA, Inc., 144A, 4.5%, 10/19/2020		650,000	634,188
Time Warner, Inc.:
6.2%, 3/15/2040		400,000	430,900
7.625%, 4/15/2031		400,000	486,913
Toll Brothers Finance Corp., 8.91%, 10/15/2017		400,000	473,654
Travelers Companies, Inc., 5.35%, 11/1/2040		285,000	287,556
US Treasury Bill, 0.185% *, 3/17/2011 (c)		1,034,000	1,033,473
Windstream Corp., 8.625%, 8/1/2016		875,000	929,687
Yum! Brands, Inc.:
3.875%, 11/1/2020		450,000	450,130
5.3%, 9/15/2019		90,000	100,221
(Cost $65,409,469)			68,927,824
Total Bonds (Cost $150,875,043)			167,707,069

Loan Participations and Assignments 0.6%
Russia
Gazprom:
REG S, 6.51%, 3/7/2022		530,000	553,188
144A, 8.125%, 7/31/2014		265,000	301,106
Russian Agricultural Bank, REG S, 7.75%, 5/29/2018		100,000	113,000
Loan Participations and Assignments (Cost $883,870)			967,294

	Shares	Value ($)

Cash Equivalents 1.9%
Central Cash Management Fund, 0.20% (d) (Cost $3,089,896)	3,089,896	3,089,896

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $154,848,809)+	106.7	171,764,259
Other Assets and Liabilities, Net	(6.7)	(10,710,441)
Net Assets	100.0	161,053,818

* Annualized yield at time of purchase; not a coupon rate.

** These securities are shown at their current rate as of October 31, 2010. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

+ The cost for federal income tax purposes was $155,549,106. At October 31, 2010, net unrealized appreciation for all securities based on tax cost was $16,215,153. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $17,182,634 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $967,481.

(a) Principal amount stated in US dollars unless otherwise noted.

(b) When-issued security included.

(c) At October 31, 2010, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

FDIC: Federal Deposit Insurance Corp.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At October 31, 2010, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
10 Year Canadian Government Bond	CAD	12/20/2010	40	4,957,741	81,185
Australian Dollar Currency	USD	12/13/2010	34	3,312,280	27,050
Mexico Peso Currency	USD	12/13/2010	40	1,613,000	56,000
Total unrealized appreciation					164,235

At October 31, 2010, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ Depreciation ($)
10 Year US Treasury Note	USD	12/21/2010	220	27,781,875	(175,313)
British Pound Currency	USD	12/13/2010	32	3,202,600	(29,600)
Federal Republic of Germany Euro-Bund	EUR	12/8/2010	49	8,813,254	122,757
Japanese Yen Currency	USD	12/13/2010	36	5,593,050	(262,724)
Total net unrealized depreciation					(344,880)

At October 31, 2010, the Fund had entered into the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	1,092,712	CHF	1,100,000	11/12/2010	25,227	Citigroup, Inc.
USD	1,930,988	GBP	1,250,000	11/12/2010	71,776	Citigroup, Inc.
USD	1,437,304	AUD	1,600,000	11/12/2010	127,731	Citigroup, Inc.
USD	14,806,638	EUR	11,550,000	11/12/2010	1,266,389	Citigroup, Inc.
USD	1,508,043	KRW	1,800,000,000	11/12/2010	90,749	HSBC Bank USA
EUR	2,449,344	NOK	20,000,000	11/12/2010	4,321	HSBC Bank USA
Total unrealized appreciation					1,586,193

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
CAD	2,400,000	USD	2,268,703	11/12/2010	(83,822)	JPMorgan Chase Securities, Inc.
PLN	16,400,000	USD	5,248,672	11/12/2010	(500,289)	HSBC Bank USA
JPY	88,000,000	USD	1,048,988	11/12/2010	(44,690)	HSBC Bank USA
EUR	1,825,000	USD	2,529,513	11/12/2010	(10,165)	HSBC Bank USA
Total unrealized depreciation					(638,966)

Currency Abbreviations
AUD Australian Dollar
CAD Canadian Dollar
CHF Swiss Franc
EUR Euro
GBP British Pound
JPY Japanese Yen
KRW South Korean Won
NOK Norwegian Krone
PLN Polish Zloty
SEK Swedish Krona
USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (e)
Bonds	$—	$166,673,596	$—	$166,673,596
Loan Participations and Assignments	—	967,294	—	967,294
Short-Term Investments (e)	3,089,896	1,033,473	—	4,123,369
Derivatives (f)	—	1,586,193	—	1,586,193
Total	$3,089,896	$170,260,556	$—	$173,350,452
Liabilities
Derivatives (f)	$(180,645)	$(638,966)	$—	$(819,611)
Total	$(180,645)	$(638,966)	$—	$(819,611)

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the year ended October 31, 2010.

(e) See Investment Portfolio for additional detailed categorizations.

(f) Includes unrealized appreciation (depreciation) on futures contracts and forward foreign currency exchange contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:
	Bonds
Balance as of October 31, 2009	$2,125,274
Realized gain (loss)	(50,108)
Change in unrealized appreciation (depreciation)	28,294
Amortization premium/discount	—
Net purchases (sales)	(1,304,100)
Transfers into Level 3	—
Transfers out of Level 3	(799,360	) (g)
Balance as of October 31, 2010	$—
Net change in unrealized appreciation (depreciation) from investments still held as of October 31, 2010	$—

Transfers between price levels are recognized at the beginning of the reporting period.

(g) The investment was transferred from Level 3 to Level 2 as a result of the availability of a pricing source supported by observable inputs.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of October 31, 2010
Assets
Investments: Investments in securities, at value (cost $151,758,913)	$168,674,363
Investment in Central Cash Management Fund (cost $3,089,896)	3,089,896
Total investments, at value (cost $154,848,809)	171,764,259
Foreign currency, at value (cost $1,969,733)	2,002,650
Receivable for investments sold — when-issued securities	2,585,313
Receivable for Fund shares sold	314,710
Interest receivable	1,585,248
Unrealized appreciation on open forward foreign currency exchange contracts	1,586,193
Foreign taxes recoverable	12,138
Other assets	12,565
Total assets	179,863,076
Liabilities
Cash overdraft	29,998
Payable for investment purchased	5,261,492
Payable for investment purchased — when-issued securities	12,262,069
Payable for Fund shares redeemed	214,117
Unrealized depreciation on open forward foreign currency exchange contracts	638,966
Payable for variation margin on open futures contracts	95,977
Accrued management fee	58,471
Other accrued expenses and payables	248,168
Total liabilities	18,809,258
Net assets, at value	$161,053,818
Net Assets Consist of
Accumulated distributions in excess of net investment income	(947,228)
Net unrealized appreciation (depreciation) on: Investments	16,915,450
Futures	(180,645)
Foreign currency	1,002,829
Accumulated net realized gain (loss)	263,262
Paid-in capital	144,000,150
Net assets, at value	$161,053,818

The accompanying notes are an integral part of the financial statements.
Statement of Assets and Liabilities as of October 31, 2010 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share(a) ($38,929,063 ÷ 3,583,867 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$10.86
Maximum offering price per share (100 ÷ 95.50 of $10.86)	$11.37
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($1,792,744 ÷ 164,997 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$10.87
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($8,031,663 ÷ 739,257 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$10.86
Class S Net Asset Value, offering and redemption price(a) per share ($112,300,348 ÷ 10,346,154 shares of capital stock outstanding, $.01 par value, 309,154,575 shares authorized)	$10.85

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended October 31, 2010
Investment Income
Income: Interest	$6,420,460
Income distributions — Central Cash Management Fund	19,725
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	1,111
Total income	6,441,296
Expenses: Management fee	662,265
Administration fee	161,528
Distribution and service fees	179,168
Services to shareholders	321,463
Custodian fee	51,613
Directors' fees and expenses	7,125
Reports to shareholders	42,563
Audit and tax fees	83,225
Legal fees	47,003
Registration fees	58,554
Other	27,220
Total expenses	1,641,727
Net investment income	4,799,569
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	2,405,053
Futures	(2,853,452)
Foreign currency	(1,287,181)
Payments by affiliates (see Note I)	16,919
(1,718,661)
Change in net unrealized appreciation (depreciation) on: Investments	5,344,560
Futures	(106,049)
Foreign currency	1,006,453
6,244,964
Net gain (loss)	4,526,303
Net increase (decrease) in net assets resulting from operations	$9,325,872

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2010	2009
Operations: Net investment income	$4,799,569	$4,466,025
Net realized gain (loss)	(1,718,661)	2,981,924
Change in net unrealized appreciation (depreciation)	6,244,964	17,738,236
Net increase (decrease) in net assets resulting from operations	9,325,872	25,186,185
Distributions to shareholders from: Net investment income: Class A	(1,289,483)	(1,016,462)
Class B	(53,252)	(57,581)
Class C	(182,833)	(139,947)
Class S	(4,227,316)	(4,054,646)
Net realized gains: Class A	—	(1,575,186)
Class B	—	(138,205)
Class C	—	(297,913)
Class S	—	(5,619,828)
Total distributions	(5,752,884)	(12,899,768)
Fund share transactions: Proceeds from shares sold	56,962,081	62,674,870
Reinvestment of distributions	5,046,352	11,475,152
Cost of shares redeemed	(79,976,938)	(57,531,836)
Redemption fees	997	5,480
Net increase (decrease) in net assets from Fund share transactions	(17,967,508)	16,623,666
Increase from regulatory settlements (see Note H)	42,982	—
Increase (decrease) in net assets	(14,351,538)	28,910,083
Net assets at beginning of period	175,405,356	146,495,273
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $947,228 and and $2,437,774, respectively)	$161,053,818	$175,405,356

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Class A Years Ended October 31,	2010	2009	2008		2007		2006
Selected Per Share Data
Net asset value, beginning of period	$10.55	$9.72	$9.97		$9.67		$10.01
Income (loss) from investment operations: Net investment incomea	.29	.25	.23		.22		.21
Net realized and unrealized gain (loss)	.38	1.36	(.23)		.33		.24
Total from investment operations	.67	1.61	(.00	)*	.55		.45
Less distributions from: Net investment income	(.36)	(.30)	(.25)		(.25)		(.79)
Net realized gains	—	(.48)	—		—		—
Total distributions	(.36)	(.78)	(.25)		(.25)		(.79)
Redemption fees*	.00	.00	.00		.00		.00
Net asset value, end of period	$10.86	$10.55	$9.72		$9.97		$9.67
Total Return (%)b	6.53	17.47	(.07	)c	5.92	c	4.71	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	39	38	32		29		31
Ratio of expenses before expense reductions (%)	1.16	1.21	1.43		1.60		1.66
Ratio of expenses after expense reductions (%)	1.16	1.21	1.27		1.40		1.41
Ratio of net investment income (%)	2.83	2.53	2.27		2.25		2.12
Portfolio turnover rate (%)	162	163	146		237		183
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class B Years Ended October 31,	2010	2009		2008		2007		2006
Selected Per Share Data
Net asset value, beginning of period	$10.56	$9.72		$9.97		$9.67		$10.01
Income (loss) from investment operations: Net investment incomea	.21	.17		.15		.14		.13
Net realized and unrealized gain (loss)	.37	1.38		(.23)		.33		.24
Total from investment operations	.58	1.55		(.08)		.47		.37
Less distributions from: Net investment income	(.27)	(.23)		(.17)		(.17)		(.71)
Net realized gains	—	(.48)		—		—		—
Total distributions	(.27)	(.71)		(.17)		(.17)		(.71)
Redemption fees*	.00	.00		.00		.00		.00
Net asset value, end of period	$10.87	$10.56		$9.72		$9.97		$9.67
Total Return (%)b	5.66	16.56	c	(.72	)c	4.96	c	3.93	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2		3		2		2
Ratio of expenses before expense reductions (%)	1.99	2.06		2.24		2.38		2.88
Ratio of expenses after expense reductions (%)	1.99	2.01		2.02		2.15		2.23
Ratio of net investment income (%)	2.00	1.73		1.52		1.50		1.30
Portfolio turnover rate (%)	162	163		146		237		183
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class C Years Ended October 31,	2010	2009	2008		2007		2006
Selected Per Share Data
Net asset value, beginning of period	$10.55	$9.72	$9.97		$9.66		$10.00
Income (loss) from investment operations: Net investment incomea	.22	.18	.15		.15		.13
Net realized and unrealized gain (loss)	.37	1.36	(.23)		.33		.24
Total from investment operations	.59	1.54	(.08)		.48		.37
Less distributions from: Net investment income	(.28)	(.23)	(.17)		(.17)		(.71)
Net realized gains	—	(.48)	—		—		—
Total distributions	(.28)	(.71)	(.17)		(.17)		(.71)
Redemption fees*	.00	.00	.00		.00		.00
Net asset value, end of period	$10.86	$10.55	$9.72		$9.97		$9.66
Total Return (%)b	5.74	16.60	(.82	)c	5.08	c	3.94	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	7	6		4		3
Ratio of expenses before expense reductions (%)	1.90	1.95	2.15		2.35		2.51
Ratio of expenses after expense reductions (%)	1.90	1.95	2.02		2.14		2.22
Ratio of net investment income (%)	2.09	1.79	1.52		1.51		1.31
Portfolio turnover rate (%)	162	163	146		237		183
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class S Years Ended October 31,	2010	2009	2008		2007		2006
Selected Per Share Data
Net asset value, beginning of period	$10.55	$9.71	$9.96		$9.66		$10.00
Income (loss) from investment operations: Net investment incomea	.32	.28	.26		.24		.23
Net realized and unrealized gain (loss)	.37	1.37	(.23)		.34		.25
Total from investment operations	.69	1.65	.03		.58		.48
Less distributions from: Net investment income	(.39)	(.33)	(.28)		(.28)		(.82)
Net realized gains	—	(.48)	—		—		—
Total distributions	(.39)	(.81)	(.28)		(.28)		(.82)
Redemption fees*	.00	.00	.00		.00		.00
Net asset value, end of period	$10.85	$10.55	$9.71		$9.96		$9.66
Total Return (%)	6.73	17.90	.17	b	6.09	b	5.11	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	112	128	105		95		108
Ratio of expenses before expense reductions (%)	.90	.91	1.17		1.33		1.41
Ratio of expenses after expense reductions (%)	.90	.91	1.02		1.15		1.16
Ratio of net investment income (%)	3.09	2.83	2.52		2.50		2.37
Portfolio turnover rate (%)	162	163	146		237		183
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Global Bond Fund (the "Fund") is a non-diversified series of DWS Global/International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities are valued by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. The Fund had no securities on loan as of October 31, 2010.

Loan Participations / Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings, and Sovereign Loans, which are debt instruments between a foreign sovereign entity and one or more financial institutions. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Loan Participations and Assignments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in forward foreign currency exchange contracts, foreign currency denominated investments, certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2010, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:
Undistributed ordinary income	$579,099
Unrealized appreciation (depreciation) on investments	$16,215,153

In addition, the tax character of distributions paid to shareholders by the Fund are summarized as follows:
	Years Ended October 31,
	2010	2009
Distributions from ordinary income*	$5,752,884	$12,899,768

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2010, the Fund entered into futures contracts as a hedge against anticipated interest rate or currency market changes. The Fund also entered into futures contracts for non-hedging purposes to seek to enhance potential gains.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures contracts against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of an underlying hedged security, index or currency. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of October 31, 2010 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2010, the Fund invested in futures contracts with a total notional value generally indicative of a range from approximately $39,271,000 to $61,618,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended October 31, 2010, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund also engaged in forward currency contracts for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of October 31, 2010 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2010, the Fund invested in forward currency contracts with a total value generally indicative of a range from approximately $18,058,000 to $35,284,000.

The following tables summarize the value of the Fund's derivative instruments held as of October 31, 2010 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Futures Contracts	Forward Contracts	Total Value
Interest Rate Contracts (a)	$28,629	$—	$28,629
Foreign Exchange Contracts (b)	—	1,586,193	1,586,193
	$28,629	$1,586,193	$1,614,822

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Net unrealized appreciation on futures. Liability of payable for variation margin on open futures reflects unsettled variation margin.

(b) Net unrealized appreciation on forward foreign currency exchange contracts.
Liability Derivatives	Futures Contracts	Forward Contracts	Total Value
Foreign Exchange Contracts (a)	(209,274)	(638,966)	(848,240)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Net unrealized depreciation on futures and unrealized depreciation on forward foreign currency exchange contracts. Liability of payable for variation margin on open futures reflects unsettled variation margin.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts	Forward Contracts	Total
Interest Rate Contracts (a)	$(2,612,490)	$—	$(2,612,490)
Foreign Exchange Contracts (b)	(240,962)	(1,254,213)	(1,495,175)
	$(2,853,452)	$(1,254,213)	$(4,107,665)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from futures

(b) Net realized gain (loss) from futures and foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts	Forward Contracts	Total
Interest Rate Contracts (a)	$86,915	$—	$86,915
Foreign Exchange Contracts (b)	(192,964)	966,179	773,215
	$(106,049)	$966,179	$860,130

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in unrealized depreciation on futures

(b) Change in net unrealized appreciation (depreciation) on futures and foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the year ended October 31, 2010, purchases and sales of investment securities (excluding short-term investments) aggregated $256,261,617 and $254,802,294, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee equal to an annual rate of 0.41% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the period from November 1, 2009 through September 30, 2011, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of Class B shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 1.99%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2010, the Administration Fee was $161,528, of which $13,656 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2010, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at October 31, 2010
Class A	$57,987	$14,219
Class B	3,996	1,760
Class C	8,617	2,096
Class S	141,950	35,205
	$212,550	$53,280

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc., ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2010, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2010
Class B	$15,483	$984
Class C	51,215	4,981
	$66,698	$5,965

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2010, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at October 31, 2010	Annual Effective Rate
Class A	$90,515	$20,470	.24%
Class B	5,041	919	.24%
Class C	16,914	4,180	.25%
	$112,470	$25,569

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2010, aggregated $16,329.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2010, the CDSC for Class B and Class C shares was $5,361 and $1,103, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2010, DIDI received $850 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2010, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $19,290, of which $7,856 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and other affiliated money market funds managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of the underlying money market funds. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended October 31, 2010		Year Ended October 31, 2009
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,023,602	$10,710,266	1,335,164	$13,501,210
Class B	66,750	700,879	86,825	881,743
Class C	341,279	3,575,421	311,761	3,183,576
Class S	4,016,706	41,975,515	4,495,422	45,108,341
		$56,962,081		$62,674,870
Shares issued to shareholders in reinvestment of distributions
Class A	110,643	$1,147,013	228,100	$2,213,589
Class B	3,612	37,462	17,346	167,752
Class C	12,423	128,875	28,624	277,172
Class S	360,219	3,733,002	909,238	8,816,639
		$5,046,352		$11,475,152
Shares redeemed
Class A	(1,169,975)	$(12,157,779)	(1,219,171)	$(11,925,256)
Class B	(123,167)	(1,281,727)	(184,358)	(1,818,477)
Class C	(254,580)	(2,650,616)	(351,596)	(3,461,489)
Class S	(6,184,456)	(63,886,816)	(4,109,569)	(40,326,614)
		$(79,976,938)		$(57,531,836)
Redemption fees		$997		$5,480
Net increase (decrease)
Class A	(35,730)	$(300,468)	344,093	$3,792,780
Class B	(52,805)	(543,386)	(80,187)	(768,982)
Class C	99,122	1,053,941	(11,211)	(738)
Class S	(1,807,531)	(18,177,595)	1,295,091	13,600,606
		$(17,967,508)		$16,623,666

H. Regulatory Settlements

On March 30, 2010, the Fund was entitled to receive $42,982 as part of a settlement with the SEC by a non-affiliated third party broker. The payment is included in "Increase from regulatory settlements" in the Statement of Changes in Net Assets. The amount of the payment was 0.03% of the Fund's average net assets.

I. Payment by Affiliates

During the year ended October 31, 2010, the Advisor fully reimbursed the Fund for $16,919 for losses incurred on trades executed incorrectly. The amount of this reimbursement was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DWS Global/International Fund, Inc. and Shareholders of DWS Global Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Global Bond Fund (the "Fund") at October 31, 2010, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
Boston, Massachusetts December 21, 2010	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

A total of 1% of the dividends distributed during the fiscal year was derived from interest on US government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Directors, including the Independent Directors, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2010.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2010, all of the Fund's Directors were independent of DWS and its affiliates.

• The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Directors regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Directors were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Directors as a group. The Independent Directors reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 4th quartile, 2nd quartile and 2nd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and five-year periods and has underperformed its benchmark in the three-year period ended December 31, 2009. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DWS the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DWS has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

The Board noted that DWS agreed to reduce the Fund's contractual management fee effective December 1, 2008. The Board also noted that the expense limitation agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board noted that while the Fund's current investment management fee schedule does not include breakpoints, the Board intends to consider implementation of one or more breakpoints once the Fund reaches an efficient operating size. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Corporation as of October 31, 2010. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, education committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	123
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	123
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company3 (medical technology company); Lead Director, Belo Corporation3 (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	123
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		123
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	123
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	123
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007); Independent Director of Barclays Bank Delaware (since September 2010). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)
		123
William McClayton (1944) Board Member since 2004+	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	123
Rebecca W. Rimel (1951) Board Member since 1995
President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.2 (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care2 (January 2007-June 2007)
		123
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	123
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	123
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	126

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark6 (1965) President, 2006-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

Ingo Gefeke7 (1967) Executive Vice President since 2010
Managing Director3, Deutsche Asset Management; Global Head of Distribution and Product Management, DWS Global Head of Trading and Securities Lending. Member of the Board of Directors of DWS Investment GmbH Frankfurt (since July 2009) and DWS Holding & Service GmbH Frankfurt (since January 2010); formerly, Global Chief Administrative Officer, Deutsche Asset Management (2004-2009); Global Chief Operating Officer, Global Transaction Banking, Deutsche Bank AG, New York (2001-2004); Chief Operating Officer, Global Banking Division Americas, Deutsche Bank AG, New York (1999-2001); Central Management, Global Banking Services, Deutsche Bank AG, Frankfurt (1998-1999); Relationship Management, Deutsche Bank AG, Tokyo, Japan (1997-1998)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, April 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin9 (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso10 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby9 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 The mailing address of Mr. Gefeke is 345 Park Avenue, New York, New York 10154. In addition, Mr. Gefeke is an interested Board Member of certain DWS funds by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Gefeke receives no compensation from the fund.

8 Address: One Beacon Street, Boston, MA 02108.

9 Address: 280 Park Avenue, New York, New York 10017.

10 Address: 60 Wall Street, New York, New York 10005.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, B and C:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Class S
Nasdaq Symbol	SZGAX	SZGBX	SZGCX	SSTGX
CUSIP Number	233379 866	233379 858	233379 841	233379 825
Fund Number	461	661	761	2061

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS GLOBAL BOND FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2010	$78,744	$0	$0	$0
2009	$77,200	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers
The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
Fiscal Year October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2010	$7,500	$0	$0
2009	$2,000	$0	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2010	$0	$0	$100,000	$100,000
2009	$0	$0	$0	$0

All other engagement fees were billed for services in connection with an internal control review of a subadvisor.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.
***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global Bond Fund, a series of DWS Global/International Fund, Inc.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	December 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	December 28, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 28, 2010